Exhibit 10.18

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

FIRST AMENDMENT to LICENSE AGREEMENT

THIS FIRST AMENDMENT (“Amendment”) is made and effective as of 23 March, 2019 (the “Effective Date”), by and between iNtRON BIOTECHNOLOGY, INC, a company organized under the laws of the Republic of Korea and having an address of [***] (“iNtRON”), and Lysovant Sciences GmbH, formerly PHARMA V ANT 1 GMBH INFORMATION, a company organized under the laws of Switzerland and having an address of [***] (“Lysovant”), to amend the terms of the LICENSE AGREEMENT between iNtRON and Lysovant dated November 19, 2018 (“License Agreement”). iNtRON and Lysovant may be referred to herein individually as a “Party” or collectively as the “Parties”.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

The first sentence of Section 4.5 of the License Agreement entitled “Pharmacovigilance” is hereby amended and replaced with the following language:

As soon as practicable, but in any case, within [***] days from the Effective Date or such other time as the Parties may agree, the Parties shall define and finalize the actions that the Parties shall employ with respect to Licensed Endolysins and Licensed Products to protect patients and promote their well-being in a written pharmacovigilance agreement (the “Pharmacovigilance Agreement”). The Parties intend for [***] to be the global safety database holder (“GSDB Holder”) and [***] shall become GSDB Holder at the time set forth in the [***].

All other terms and provisions of the License Agreement remain in full force and effect.

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Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their properly and duly authorized officers or representatives as of the Effective Date.

INtRON BIOTECHNOLOGY, INC.	LYSOVANT SCIENCES GMBH

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Signature	Signature

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Printed Name	Printed Name

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Title	Title